EXHIBIT 3
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                                 PXRE GROUP LTD.

                       SERIES D PERPETUAL PREFERRED SHARES

                          REGISTRATION RIGHTS AGREEMENT



                                                              October 7, 2005

To the Purchasers named in
         the Purchase Agreement

Ladies and Gentlemen:

                  PXRE Group Ltd., a Bermuda corporation (the "COMPANY"), proposes to issue and sell in a private placement pursuant to Section 4(2) of the Securities Act (as defined below) (such issuance and sale, the "INITIAL PLACEMENT") to the several parties named in the Purchase Agreement (the "INITIAL PURCHASERS") upon the terms set forth in a purchase agreement dated September 29, 2005 (the "PURCHASE AGREEMENT"), an aggregate amount of 375,000 shares of its Series D Perpetual Preferred Shares, par value $1.00 per share (the "PREFERRED SHARES").

                  The Preferred Shares will be mandatorily exchanged into either
(i) Common Shares, par value $1.00 per share, of the Company ("COMMON SHARES"),
(ii) Class B Convertible Common Shares, par value $1.00 per share, of the Company ("CLASS B CONVERTIBLE COMMON SHARES") and (iii) Class C Convertible Common Shares, par value $1.00 per share, of the Company ("CLASS C CONVERTIBLE COMMON SHARES"), in each case upon the satisfaction of certain conditions as set forth in the Description of Stock.

         As an inducement to you to enter into the Purchase Agreement and in satisfaction of a condition to your obligations thereunder, the Company agrees with you, (i) for your benefit and (ii) for the benefit of the holders from time to time of the Preferred Shares and the Common Shares and Convertible Common Shares issuable upon conversion of the Preferred Shares (including you), as follows:

         SECTION 1.        DEFINITIONS

         As used in this Agreement, the following terms have the respective meanings set forth below:

         AGREEMENT: shall mean this Registration Rights Agreement among the Initial Purchasers and the Company;

         COMMISSION: shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act;


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         CONVERTIBLE COMMON SHARES: shall mean, collectively, the Class B
Convertible Common Shares and the Class C Convertible Common Shares;

         DESCRIPTION OF STOCK: shall mean the Description of Stock with respect to the Preferred Shares in the form attached as Exhibit B to the Purchase Agreement;

         EXCHANGE ACT: shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations of the Commission promulgated thereunder;

         HOLDER:  shall mean any holder of Registrable Securities;

         MAJORITY HOLDERS: shall mean the Holders holding a majority of the then outstanding Registrable Securities, PROVIDED, HOWEVER, that Preferred Shares, and Common Shares and Convertible Common Shares for which Preferred Shares have been exchanged, which have been sold or otherwise transferred pursuant to the Shelf Registration Statement or Company Registration Statement shall not be included in the calculation of the Majority Holders;

         NOTICE AND QUESTIONNAIRE: shall mean a Notice of Registration Statement and Selling Shareholder Questionnaire substantially in the form of Exhibit A hereto;

         PERSON: shall mean an individual, partnership, joint-stock company, corporation, trust or unincorporated organization, and a government or agency or political subdivision thereof;

         PROSPECTUS: shall mean the prospectus included in the Shelf Registration Statement or Company Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Shelf Registration Statement or Company Registration Statement, and all amendments and supplements to such prospectus, including all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated or deemed to be incorporated by reference in such prospectus;

         REGISTRABLE SECURITIES: shall mean (A) the Preferred Shares, (B) the Common Shares and Convertible Common Shares issuable upon conversion of the shares of Preferred Shares and (C) any stock of the Company issued as a dividend or other distribution with respect to, or in exchange for, or upon conversion or otherwise in replacement of, the Preferred Shares, or the Common Shares or Convertible Common Shares issuable upon conversion of the Preferred Shares, PROVIDED, HOWEVER, that Registrable Securities shall not include securities in clauses (A), (B) or (C) above which have been transferred pursuant to a Shelf Registration Statement or Company Registration Statement;

         REGISTRATION EXPENSES: shall mean all expenses incurred by the Company in compliance with Section 2(a) and (b) hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, fees and expenses of one counsel for the Selling Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular

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employees of the Company, which shall be paid in any event by the Company) but shall exclude underwriting fees, discounts and expenses with respect to the sale of the Registrable Securities;

         SECURITY, SECURITIES: shall have the meaning set forth in Section 2(I) of the Securities Act;

         SECURITIES ACT: shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder;

         SELLING EXPENSES: shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Selling Holders other than fees and expenses of one counsel for the Selling Holders;

         SHELF REGISTRATION STATEMENT: means a "shelf" registration statement of the Company filed pursuant to the provisions of Section 2 hereof which covers some or all of the Registrable Securities on Form S-3 or on another appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, or any additional registration statements filed because the Company could not obtain the withdrawal of a stop order suspending the effectiveness of the Shelf Registration Statement or pursuant to Section 2(a)(i)(2) hereof, in each case including the Prospectus contained therein, all exhibits thereto and all documents incorporated or deemed to be incorporated by reference therein.

         SECTION 2.        REGISTRATION RIGHTS

                  (a)      Shelf Registration Statement.

                           (i) The Company shall prepare and file with the Commission promptly following receipt of notice from the Holders (the "DEMAND NOTICE") and in any event within 30 days the date of the Purchase Agreement, a Shelf Registration Statement with respect to resales of the Registrable Securities by the Holders from time to time in accordance with the methods of distribution designated by such Holders and set forth in such Shelf Registration Statement (subject to Section 2(d)(xviii) hereof) and thereafter shall use their reasonable best efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act within 150 days after receipt of the Demand Notice. The Company shall supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for the Shelf Registration Statement, or by the Securities Act, the Exchange Act or the Commission.

                           (ii) (1) Each Holder wishing to sell Registrable Securities pursuant to the Shelf Registration Statement and related Prospectus agrees to deliver to the Company the Notice and Questionnaire, together with such information as the Company shall reasonably request, to the Company at least ten business days prior to the effectiveness of the Shelf Registration Statement. The Company shall take action to name each Holder as of the date that is five calendar days prior to the effectiveness of the Shelf Registration

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         Statement so that such Holder is named as a selling security holder in the Shelf Registration Statement at the time of its effectiveness and is permitted to deliver the Prospectus forming a part thereof as of such time to purchasers of such Holder's Registrable Securities in accordance with applicable law.

                                    (2) After the Shelf Registration Statement
         has become effective, the Company shall, upon the request of any Holder of Registrable Securities, promptly send a Notice and Questionnaire to such Holder. From and after the date on which the Shelf Registration Statement has become effective, the Company shall (i) as promptly as is practicable after the date a completed and signed Notice and Questionnaire and such other information as the Company may reasonably request is delivered to the Company by such holder, and in any event within five Business Days after such date, prepare and file with the Commission (x) a supplement to the Prospectus or, if required by applicable law regulation or decision of the staff of the Commission, a post-effective amendment to the Shelf Registration Statement, PROVIDED, HOWEVER, that if and when requested by the Holders of the Preferred Shares, each underwritten offering of Common Shares and/or Convertible Common Shares shall be for not less than $50,000,000, and PROVIDED FURTHER that the Company will not be required to prepare and file with the Commission a prospectus supplement with respect to an underwritten offering of Common Shares or Convertible Common Shares of under such Shelf Registration Statement, more frequently than twice in any 12-month period, and (y) any other document required by applicable law, so that the Holder delivering such Notice and Questionnaire is named as a selling security holder in the Shelf Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder's Registrable Securities in accordance with applicable law, and (ii) use their reasonable best efforts to cause any such post-effective amendment to become effective under the Securities Act as promptly as is practicable; PROVIDED, HOWEVER, that if a Notice and Questionnaire is delivered to the Company during a Blackout Event, the Company shall not be obligated to take the actions set forth in clauses (i) and (ii) until the termination of such Blackout Event.

                  No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or any Company Registration Statement as provided in Section 2(b) or to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder has complied with the foregoing requirements and has provided the information as requested by the Company in accordance with this Agreement for such Holder to be named as a selling securityholder in the Shelf Registration Statement (any such named Holder, a "SELLING HOLDER").

                           (iii) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act in order to permit the Prospectus forming a part thereof to be usable, subject to Section 2(a)(iv) hereof, by all Selling Holders until the earliest of (i) the second anniversary of the Initial Placement, (ii) the date on which all the Registrable Securities may be sold by non-affiliates ("affiliates" for such purpose having the meaning set forth in Rule 144 under the Act) of the Company pursuant to paragraph (k) of Rule 144 (or any successor provision) promulgated by the Commission under the Securities Act, (iii) the date as of which all the Registrable Securities have been transferred pursuant to Rule 144 under the Securities

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

         Act (or any similar provision then in force) and (iv) such date as of which all the Registrable Securities have been sold pursuant to the Shelf Registration Statement (in any such case, such period being called the "SHELF REGISTRATION PERIOD").

                           The Company will, (x) subject to Section 2(a)(iv), prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period, (y) subject to Section 2(a)(iv), cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act and (z) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Shelf Registration Statement as so amended or such Prospectus as so supplemented.

                           (iv) If, in the reasonable good faith judgment of the Company, any pending bankruptcy or insolvency, pending material merger, acquisition, corporate reorganization, other material transaction or other event or circumstance involving the Company or any of its affiliates makes it imprudent for the Company to file a registration statement or to be in registration (any such event, circumstance or transaction, a "BLACKOUT EVENT"), the Company shall not be obligated to effect (whether by filing a registration statement, seeking effectiveness of a registration statement or otherwise) any registration requested by Holders or affiliate thereof. If the Company determines that a Blackout Event exists, any sale of securities by any Holder or any affiliate thereof, shall be postponed until the Blackout Event no longer exists, provided, however, that no such postponement shall exceed 90 days. The Company may suspend the use of the Prospectus for the duration of any Blackout Event.

                           (v) UNDERWRITING. If the any of the Holders intend to distribute the Registrable Securities by means of an underwriting, they shall so advise the Company as part of their request made pursuant to Section 2(a)(i).

                  (b)      COMPANY REGISTRATION STATEMENT.

                           (i) If the Company shall determine to register any of its Common Shares either for its own account or for the account of any other shareholder (each such instance, a "COMPANY REGISTRATION STATEMENT" and the period during which such Company Registration Statement is effective, the "COMPANY REGISTRATION Period"), other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction under the Securities Act, or a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

                                    (1)      promptly give to each of the
                  Holders a written notice thereof (which shall include a list of the jurisdictions in which the Company

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

                  intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                                    (2)      include in such Company
                  Registration Statement (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, the Registrable Securities specified in a written request or requests made by the Holders within 15 days after receipt of the written notice from the Company described in clause (1) above, except as set forth in Section 2(b)(ii) below. Such written request may specify all or a part of the Holders' Registrable Securities. Each Holder wishing to sell Registrable Securities pursuant to the Company Registration Statement and related Prospectus agrees to deliver to the Company the Notice and Questionnaire, together with such information as the Company shall reasonably request, to the Company at least five business days prior to the effectiveness of the Company Shelf Registration Statement. Upon the delivery of the Notice and Questionnaire, and such other information as the Company shall reasonably request, to the Company, such Holder shall be deemed a Selling Holder. In the event any Holder requests inclusion in a Company Registration Statement pursuant to this Section 2(b) in connection with a distribution of Registrable Securities to its partners, the Company Registration Statement shall provide for the resale by such partners, if requested by such Holder.

                           (ii) UNDERWRITING. If the Company Registration Statement of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 2(b)(i)(1) above. In such event, the right of each of the Holders to registration pursuant to this Section 2(b) shall be conditioned upon such Holders' participation in such underwriting and the inclusion of such Holders' Registrable Securities in the underwriting to the extent provided herein. The Holders whose shares are to be included in such registration shall (together with the Company and the other stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for underwriting by the Company. Notwithstanding any other provision of this Section 2(b), if the underwriter or underwriters determine that marketing factors require a limitation on the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting pursuant to Section 2(d)(xviii).

                  (c) EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with any Shelf Registration Statement or Company Registration Statement, qualification or compliance pursuant to this Section 2 shall be borne by the Company, and all Selling Expenses shall be borne by the Selling Holders.

                  (d) REGISTRATION PROCEDURES. In connection with the Shelf Registration Statement or Company Registration Statement, the following provisions shall apply, as applicable:

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                           (i)      The Company shall:

                                    (1)      furnish to the Selling Holders,
                  prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement or Company Registration Statement, and each amendment thereof, and a copy of any Prospectus, and each amendment or supplement thereto (excluding amendments caused by the filing of a report under the Exchange Act), and shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Selling Holders reasonably and promptly propose; and

                                    (2)      include information regarding the
                  Selling Holders and the methods of distribution they have designated for their Registrable Securities provided to the Company in Notice and Questionnaires as necessary to permit such distribution by the methods specified therein.

                           (ii) Subject to Section 2(a)(iv), the Company shall ensure that (i) each of the Shelf Registration Statement and Company Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto comply in all material respects with the Securities Act and the rules and regulations thereunder, (ii) each of the Shelf Registration Statement or Company Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
         (iii) any Prospectus forming a part of the Shelf Registration Statement or Company Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED that the Company makes no representation with respect to information with respect to any underwriter or any Holder required to be included in the Shelf Registration Statement or Company Registration Statement or Prospectus pursuant to the Securities Act or the rules and regulations thereunder and which information is included therein in reliance upon and in conformity with information furnished to the Company in writing by such underwriter or Holder.

                           (iii) The Company, as promptly as reasonably practicable, shall advise the Selling Holders:

                                    (1)      when the Shelf Registration
                  Statement or Company Registration Statement and any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

                                    (2)      of any request by the Commission
                  following effectiveness of the Shelf Registration Statement or Company Registration Statement for amendments or supplements to the Shelf Registration Statement or Company

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                  Registration Statement or the Prospectus or for additional information (other than any such request relating to a review of the Company's Exchange Act filings);

                                    (3)      of the determination by the Company
                  that a post-effective amendment to the Shelf Registration Statement or Company Registration Statement would be appropriate;

                                    (4)      of the commencement or termination
                  of (but not the nature of or details concerning) any Blackout Event;

                                    (5)      of the issuance by the Commission
                  of any stop order suspending the effectiveness of the Shelf Registration Statement or Company Registration Statement or the initiation of any proceedings for that purpose;

                                    (6)      of the receipt by the Company of
                  any notification with respect to the suspension of the qualification of the Registrable Securities included in the Shelf Registration Statement or Company Registration Statement for sale in any jurisdiction or the initiation or threat of any proceeding for such purpose;

                                    (7)      of the happening of (but not the
                  nature of or details concerning) any event that requires the making of any changes in the Shelf Registration Statement or Company Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and the Shelf Registration Statement, Company Registration Statement or the Prospectus, as the case may be, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; and

                                    (8)      of the Company's suspension of the
                  use of the Prospectus as a result of any of the events or circumstances described in paragraphs (2) through (7) above, and of the termination of any such suspension.

                           (iv) The Company shall use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or Company Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for offer or sale in any jurisdiction at the earliest possible time.

                           (v) The Company shall promptly furnish to each Selling Holder, without charge, at least one copy of the Shelf Registration Statement or Company Registration Statement and any post-effective amendment thereto, including all exhibits (including those incorporated by reference), financial statements and schedules.

                           (vi)     The Company shall, during the Shelf
         Registration Period or Company Registration Period, promptly deliver to each Selling Holder and any sales or

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         placement agent or underwriters acting on their behalf, without charge, as many copies of the Prospectus (including each preliminary
         Prospectus) included in the Shelf Registration Statement or Company Registration Statement (excluding documents incorporated by reference), and any amendment or supplement thereto, as such person may reasonably request; and, except as provided in Sections 2(a)(iv) and 2(d)(xvi) hereof, the Company consents to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto during the Shelf Registration Period or Company Registration Period.

                           (vii) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement or the Company Registration Statement, the Company shall cooperate with the Selling Holders and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale, under the securities or blue sky laws of such jurisdictions within the United States as any such Selling Holder reasonably request and shall maintain such qualification in effect so long as required and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by such Shelf Registration Statement or Company Registration Statement; PROVIDED, HOWEVER, that the Company will not be required to (A) qualify generally to do business as a foreign corporation or as a dealer in securities in any jurisdiction where it is not then so qualified or to
         (B) take any action which would subject it to service of process or taxation in any such jurisdiction where it is not then so subject.

                           (viii) The Company shall cooperate with the Selling Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold pursuant to the Shelf Registration Statement or Company Registration Statement free of any restrictive legends and registered in such names as Selling Holders may request.

                           (ix) Subject to the exceptions contained in (A) and (B) of Section 2(d)(vii) hereof, the Company shall use its reasonable best efforts to cause the Registrable Securities covered by the Shelf Registration Statement or Company Registration Statement to be registered with or approved by such other federal, state and local governmental agencies or authorities, and self-regulatory organizations in the United States as may be necessary to enable the Holders to consummate the disposition of such Registrable Securities as contemplated by the Shelf Registration Statement or the Company Registration Statement; without limitation to the foregoing, the Company shall make all filings and provide all such information as may be required by the National Association of Securities Dealers, Inc. (the "NASD") in connection ---- with the offering under the Shelf Registration Statement or the Company Registration Statement of the Transfer Restricted Securities (including, without limitation, such as may be required by NASD Rule 2710 or 2720), and shall cooperate with each Holder in connection with any filings required to be made with the NASD by such Holder in that regard.

                           (x) Upon the occurrence of any event described in Section 2(d)(iii) hereof, the Company shall as soon as reasonably practicable prepare and file with the

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         Commission a post-effective amendment to the Shelf Registration
         Statement or Company Registration Statement or an amendment or supplement to the related Prospectus or any document incorporated therein by reference or file a document which is incorporated or deemed to be incorporated by reference in such Shelf Registration Statement or Prospectus, as the case may be, so that, as thereafter delivered to purchasers of the Registrable Securities included therein, the Shelf Registration Statement or Company Registration Statement and the Prospectus, in each case as then amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus in light of the circumstances under which they were made) not misleading and, in the case of a post-effective amendment, use its reasonable best efforts to cause it to become effective as promptly as practicable; PROVIDED that the Company's obligations under this paragraph (x) shall be suspended if the Company has suspended the use of the Prospectus in accordance with Section 2(a)(iv) hereof and given notice of such suspension to Selling Holders, it being understood that the Company's obligations under this Section 2(d)(x) shall be automatically reinstated at the end of such Blackout Event.

                           (xi) The Company shall use its best efforts to comply with all applicable rules and regulations of the Commission and shall make generally available to its Holders as soon as practicable but in any event not later than 50 days after the end of a 12-month period (or 105 days, if such period is a fiscal year) after (i) the effective date of the Shelf Registration Statement or Company Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement or Company Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference or deemed to be incorporated by reference in the Shelf Registration Statement or Company Registration Statement, an earnings statement satisfying the provisions of Section 11(a) of the Act and Rule 158 promulgated by the Commission thereunder.

                           (xii) Upon request of the Majority Holders, the Company shall cause all Registrable Securities issued (or, in the case of Common Shares, issuable upon conversion of the Preferred Shares or the Convertible Common Shares into which the Preferred Shares may be exchanged for) to be listed on each securities exchange or quotation system on which the Common Shares are then listed no later than the date the Shelf Registration Statement or the Company Registration Statement is declared effective and, in connection therewith, to make such filings as may be required under the Exchange Act and to have such filings declared effective as and when required thereunder.

                           (xiii) The Company may require each Holder of Registrable Securities to be sold pursuant to the Shelf Registration Statement or Company Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Registrable Securities sought by the Notice and Questionnaire and such additional information as may, from time to time, be required by the Securities Act and the rules and regulations promulgated thereunder, and the obligations of the Company to any Holder hereunder shall be expressly conditioned on the compliance of such Holder with such request.

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

                           (xiv) The Company, subject to the provisions of paragraph (xviii) of this Section 2(d), shall enter into such customary agreements (including underwriting agreements) and take all other appropriate actions as may be reasonably requested in order to expedite or facilitate the registration or the disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification and contribution provisions and procedures no less favorable than those set forth in Section 5. The plan of distribution in the Shelf Registration Statement or the Company Registration Statement and the Prospectus included therein shall permit resales of Registrable Securities to be made by selling security holders through underwriters, brokers and dealers, and shall also include such other information as the Selling Holders may reasonably request.

                           (xv) In connection with an underwritten offering, if any, the Company shall, if reasonably requested in writing by Majority Holders:

                                    (1)      make reasonably available for
                  inspection during normal business hours by any underwriter participating in any disposition pursuant to such Shelf Registration Statement or Company Registration Statement, and any attorney, accountant or other agent retained by any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and their subsidiaries as is customary for due diligence examinations in connection with public offerings; PROVIDED, HOWEVER, if the foregoing inspection would otherwise disrupt the Company's conduct of its business, such inspection shall, to the greatest extent practicable, be coordinated by the underwriters on behalf of the other parties;

                                    (2)      cause the Company's officers,
                  directors, employees, accountants and auditors to supply, during normal business hours, all relevant information reasonably requested by any such underwriter, attorney, accountant or agent in connection with any such Shelf Registration Statement or Company Registration Statement as is customary for similar due diligence examinations; provided, HOWEVER, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such underwriter, attorney, accountant or agent, unless disclosure thereof is made in connection with a court, administrative or regulatory proceeding or required by law, or such information has become available to the public generally through the Company or through a third party without an accompanying obligation of confidentiality; provided, further, that if the foregoing information gathering would otherwise disrupt the Company's conduct of its business, such information gathering shall, to the greatest extent practicable, be coordinated by the underwriters on behalf of the other parties;

                                    (3)      deliver a letter, addressed to the
                  Selling Holders and the underwriters, if any, in which the Company shall make such representations and warranties in form, substance and scope as are customarily made by issuers to underwriters;

                                    (4)      obtain opinions of counsel to the
                  Company and updates thereof (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the underwriters, if any) addressed to each Selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in public offerings;

                                    (5)      obtain "cold comfort" letters and
                  updates thereof from the current and former independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement or Company Registration Statement), addressed to each Selling Holder (provided such Holder furnishes the accountants, prior to the date such "cold comfort" letter is required to be delivered, with such representations as the accountants customarily require in similar situations) and the underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                                    (6)      deliver such documents and
                  certificates as may be reasonably requested by the Selling Holders or, in the case of an underwritten offering, the underwriters, if any, including those to evidence compliance with Section 2(d)(x) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

                  The foregoing actions set forth in clauses (3), (4), (5) and
                  (6) of this Section 2(d)(xv) shall be performed at (A) the effectiveness of such Shelf Registration Statement or Company Registration Statement and each post-effective amendment thereto and (B) the closing under any underwriting or similar agreement as and to the extent required thereunder.

                  If any of the Registrable Securities covered by the Shelf Registration Statement or Company Registration Statement are to be sold in an underwritten offering, the underwriter or underwriters and manager or managers that will manage each such offering will be selected by the Majority Holders of such Registrable Securities included in such offering and shall be reasonably acceptable to the Company. No Holder of Registrable Securities may participate in any underwritten offering unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting arrangements and other documents required under the terms of such underwriting agreements. The Holders of Registrable Securities that participate in an underwritten offering shall be required to pay on a ratable basis all registration expenses associated with or arising as a result of the underwritten offering, payable by such Holders pursuant to
                  Section 2 hereof.

                           (xvi) Each Selling Holder agrees that, upon receipt of notice of the happening of an event described in Sections 2(d)(iii)(2) through and including 2(d)(iii)(7), each Holder shall forthwith discontinue (and shall cause its agents and representatives to discontinue) disposition of Registrable Securities and will not resume disposition of Registrable Securities until such Selling Holder has received copies of an amended or supplemented Prospectus contemplated by Section 2(d)(x) hereof, or until such Selling Holder is advised in writing by the Company that the use of the Prospectus may be resumed or that the relevant Blackout Event has been terminated, as the case may be; PROVIDED that the foregoing shall not prevent the sale, transfer or other disposition of Registrable Securities by a Selling Holder in a transaction which is exempt from, or not subject to, the registration requirements of the Securities Act, so long as such Selling Holder does not and is not required to deliver the applicable Prospectus or the Shelf Registration Statement or Company Registration Statement in connection with such sale, transfer or other disposition, as the case may be; and PROVIDED, FURTHER, that the provisions of this
         Section 2(d)(xvi) shall not prevent the occurrence of a registration default.

                           (xvii)   In the event that any broker-dealer
         registered under the Exchange Act shall underwrite any Registrable Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the NASD Rules) thereof, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the NASD Rules, including, without limitation, by:

                                    (1)      if the NASD Rules shall so require,
                  engaging a "qualified independent underwriter" (as defined in the NASD Rules) to participate in the preparation of the Shelf Registration Statement or Company Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by the Shelf Registration Statement or Company Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the price of such Registrable Securities;

                                    (2)      indemnifying any such qualified
                  independent underwriter to the extent of the indemnification of underwriters provided in Section 3 hereof; and

                                    (3)      providing such information to such
                  broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

                           (xviii) Anything herein to the contrary notwithstanding, the Company will not be required to pay the costs and expenses of, or to participate in the marketing or "road show" presentations of, or agree to indemnification or contribution agreements with respect to, more than two underwritten offerings initiated at the request of the Majority Holders, or to effect more than two underwritten offerings at the request of such Holders. The Company will not be required to pay the costs and expenses of, or to participate in the marketing or "road show" presentations of, an underwritten offering unless the Majority Holders have requested that such Registrable Securities be included in such an underwritten offering. Upon receipt by the Company, from the Majority Holders of a request for an underwritten offering, the Company will, within 10 days thereafter, cause the Company to mail notice to all Holders of Registrable Securities stating that: (i) the Company has received a request from the Holders of the requisite amount of Registrable Securities to effect an underwritten offering on behalf of such Holders; (ii) under the terms of this Agreement, all Holders of Registrable Securities may include their Registrable Securities in such underwritten offering, subject to the terms and conditions set forth in this Agreement and subject to the right of the underwriters to reduce, in light of market conditions and other similar factors, the aggregate principal amount of Registrable Securities included in such underwritten offering; (iii) all Holders electing to include Registrable Securities in such underwritten offering must notify the Company in writing of such election (the "ELECTION"), and setting forth an address and facsimile number to which such written elections may be sent and the deadline (which shall be 12:00 midnight on the 10th calendar day after such notice is mailed to Holders or, if not a Business Day, the next succeeding Business Day (the "DEADLINE")) by which such elections must be received by the Company; and (iv) setting forth such other instructions as shall be necessary to enable Holders to include their Registrable Securities in such underwritten offering. No Holder shall be entitled to participate in an underwritten offering unless such Holder notifies the Company of such Election by the Deadline. Notwithstanding anything to the contrary contained herein, if the underwriters for an underwritten offering to be effected pursuant to this Section 2(d)(xviii) advise the Holders of the Registrable Securities to be included in such underwritten offering that, because of the aggregate principal amount of Registrable Securities that such Holders have requested be included in the underwritten offering, the success of the offering would likely be materially adversely affected by the inclusion of all Registrable Securities requested to be included, then the principal amount of Registrable Securities to be offered for the accounts of Holders shall be reduced pro rata, according to the aggregate principal amount of Registrable Securities requested for inclusion by each such Holder, to the extent necessary to reduce the size of the offering to the size recommended by the underwriter. Notwithstanding anything to the contrary contained herein, neither the Company nor any Person, other than a Holder Registrable Securities and only with respect to its Registrable Securities, shall be entitled to include any securities in the underwritten offering.

                  (e) Without the consent of the Majority Holders, the Company will not grant rights to any other person with respect to the registration under the Securities Act of the securities of the Company that are PARI PASSU with, or superior in any respect to, those rights granted to the Holders of the Registrable Securities hereunder.

         SECTION 3.        INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless each Holder of Registrable Securities covered by the Shelf Registration Statement or Company Registration Statement, the directors, officers, partners, members, employees and agents of each such Holder and each person who controls any such Holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or Company Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by any of them in connection with defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to any Holder to the extent that any such loss, claim, damage or liability arises out of or is based upon (A) any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder specifically for inclusion therein, (B) use of the Shelf Registration Statement or Company Registration Statement or the related Prospectus during a period when use of such Prospectus has been suspended pursuant to Section 2(a)(iv) or Section 2(d)(xvi) hereof; PROVIDED, in each case, that Holders received prior notice of such suspension, or (C) if the Holder was required under applicable law to deliver a Prospectus and fails to deliver a Prospectus, as then amended or supplemented, PROVIDED that the Company shall have delivered to such Holder such Prospectus, as then amended or supplemented. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

                  (b) Each Holder of Registrable Securities covered by the Shelf Registration Statement or Company Registration Statement severally and not jointly agrees to indemnify, hold harmless and reimburse

                           (i)      the Company,

                           (ii)     each of its directors,

                           (iii)    each of its officers, and

                           (iv) each person who controls the Company within the meaning of either the Securities Act or the Exchange Act to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to written information relating to such Holder furnished to the Company by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity; PROVIDED THAT the indemnity to be paid by each respective Holder shall not exceed the net proceeds received by such Holder from the offer and sale of its Registrable Securities.

                  This indemnity agreement shall be in addition to any liability which any such Holder may otherwise have.

                  (c) Promptly after receipt by an indemnified party under this Section 3 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 3, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it was not otherwise notified of such action and such failure results in the forfeiture by the indemnifying party of any rights or defenses. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if:

                           (i)      the use of counsel chosen by the
                  indemnifying party to represent the indemnified party would not be permissible under the applicable standards of professional responsibility;

                           (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party and that representation of the indemnified party by counsel chosen by the indemnifying party would be inappropriate due to actual or potential differing interests among the parties represented by such counsel;

                           (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or

                           (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party.

It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Neither an indemnifying party nor an indemnified party will, without the prior written consent of the other parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such other parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of such other parties from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable for any losses, claims, damages or liabilities by reason of any settlement of any action or proceeding effected without such indemnifying party's prior written consent, which consent will not be unreasonably withheld.

                  (d)      In the event that the indemnity provided in paragraph
(a) or (b) of this Section 3 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have an obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "LOSSES"), as incurred, to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from any sales of Registrable Securities under the Shelf Registration Statement or Company Registration Statement. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the Initial Placement of the Registrable Securities pursuant to the Purchase Agreement (before deducting expenses). Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions received in connection with the Initial Placement of the Registrable Securities as set forth in the Purchase Agreement, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Registrable Securities registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Shelf Registration Statement or the Company Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to whether any untrue statement or omission or alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 3(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 3, each person who controls a Holder within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who signed the Shelf Registration Statement or Company Registration Statement and each director of the Company shall have the same rights to contribution as the Company, and each person who controls an underwriter within the meaning of either the Securities Act or the Exchange Act and each officer and director of each underwriter shall have the same rights to contribution as such underwriter, subject in each case to the applicable terms and conditions of this Section 3 (d).

                  (e) The provisions of this Section 3 will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder, any underwriter, the Company, or any of the officers, directors or controlling persons referred to in Section 3 hereof, and will survive the sale by a Holder of Registrable Securities covered by the Shelf Registration Statement or Company Registration Statement.

         SECTION 4.        MISCELLANEOUS

                  (a) NO INCONSISTENT AGREEMENTS. The Company has not, as of the date hereof, entered into nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  (b) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders; PROVIDED that with respect to any matter that directly or indirectly affects the exclusive rights of the Initial Purchasers hereunder, the Company shall obtain the written consent of each of the Initial Purchasers against which such amendment, qualification, supplement, waiver or consent is to be effective. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Registrable Securities are being sold pursuant to the Shelf Registration Statement or Company Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of the Registrable Securities being sold rather than registered under such Shelf Registration Statement or Company Registration Statement.

                  (c) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telecopier, or air courier guaranteeing overnight delivery:

                           (i) if to the Initial Purchasers, initially at its address set forth in the Purchase Agreement;

                           (ii) if to any other Holder, at the most current address of such Holder maintained by the transfer agent for the Preferred Shares, Common Shares or Convertible Common Shares, or, in the case of the Selling Holder, the address set for in its Notice and Questionnaire; and

                           (iii)    if to the Company, initially at the
                  Company's address set forth in the Purchase Agreement.

                  All such notices and communications shall be deemed to have been duly given when received, if delivered by hand or air courier, and when sent, if sent by first-class mail or telecopier.

                  The Initial Purchasers or the Company by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  (d) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders. The Company hereby agrees to extend the benefits of this Agreement to any Holder and underwriter and any such Holder and underwriter may specifically enforce the provisions of this Agreement as if an original party hereto.

                  (e) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) HEADINGS. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE.

                  (h) SEVERABILITY. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

                  (i) SECURITIES HELD BY THE COMPANY, ETC. Whenever the consent or approval of Holders of a specified percentage of principal amount of Preferred Shares, or the Common Shares or Convertible Common Shares issuable upon conversion of the Preferred Shares, is required hereunder, Preferred Shares, or Common Shares or Convertible Common Shares issued upon conversion of the Preferred Shares, held by the Company or its affiliates (other than subsequent Holders of Preferred Shares, or the Common Shares or Convertible Common Shares issued upon conversion of the Preferred Shares, if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  (j) TERMINATION. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Shelf Registration Period or Company Registration Period, as applicable, except for any liabilities or obligations under Sections 2(a)(iv), 2(c) or 3 to the extent arising prior to the end of such Shelf Registration Period or Company Registration Period.

                            [signature page follows]

         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement as of the date first above written.

                                         PXRE GROUP LTD.



                                         By: /s/ Robert P. Myron
                                             -----------------------------------
                                             Name:   Robert P. Myron
                                             Title:  Senior Vice President and
                                                     Treasurer


                        [Registration Rights Agreement]

         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement as of the date first above written.

                                ANCHORAGE CAPITAL MASTER OFFSHORE, LTD.

                                By:  Anchorage Advisors, L.L.C.,
                                     its advisor


                                     By:  Anchorage Advisors Management, L.L.C.,
                                          its Managing Member


                                          By: /s/ Anthony Davis
                                              ----------------------------------
                                              Name:   Anthony Davis
                                              Title:  Managing Member



                        [Registration Rights Agreement]

         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement as of the date first above written.

                                TONGA PARTNERS, L.P.

                                By:  Cannell Capital LLC,
                                     as investment advisor


                                     By: /s/ Carlo Cannell
                                         ---------------------------------------
                                         Name:   Carlo Cannell
                                         Title:  Managing Member

                                ANEGADA MASTER FUND, LTD.

                                By:  Cannell Capital LLC,
                                     as investment advisor


                                     By: /s/ Carlo Cannell
                                         ---------------------------------------
                                         Name:   Carlo Cannell
                                         Title:  Managing Member



                        [Registration Rights Agreement]

         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement as of the date first above written.

                                CAPZ PXRE HOLDINGS, LLC

                                By: Capital Z Financial Services Fund II, L.P., its Managing Member

                                     By:  Capital Z Partners, Ltd.,
                                          its ultimate general partner


                                          By: /s/ Craig Fisher
                                              ----------------------------------
                                              Name:   Craig Fisher
                                              Title:  General Counsel

                                CAPZ PXRE HOLDINGS PRIVATE, LLC

                                By:  Capital Z Financial Services Private
                                     Fund II, L.P., its Managing Member

                                     By:  Capital Z Partners, Ltd.,
                                          its ultimate general partner


                                          By: /s/ Craig Fisher
                                              ----------------------------------
                                              Name:   Craig Fisher
                                              Title:  General Counsel



                        [Registration Rights Agreement]

         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement as of the date first above written.

                                D.E. SHAW INVESTMENT GROUP, L.L.C.

                                By:  D.E. Shaw & Co., L.P.,
                                     as managing member


                                     By: /s/ Max Stone
                                         ---------------------------------------
                                         Name:   Max Stone
                                         Title:  Managing Director

         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement as of the date first above written.

                                D.E. SHAW VALENCE PORTFOLIOS, L.L.C.

                                By:  D.E. Shaw & Co., L.P.,
                                     as managing member


                                     By: /s/ Max Stone
                                         ---------------------------------------
                                         Name:   Max Stone
                                         Title:  Managing Director



                        [Registration Rights Agreement]

         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement as of the date first above written.

                                ENDICOTT PARTNERS, L.P.

                                By:  Endicott Management Company,
                                     its investment advisor


                                     By: /s/ Robert I. Usdan
                                         ---------------------------------------
                                         Name:   Robert I. Usdan
                                         Title:  Co-President

                                ENDICOTT PARTNERS II, L.P.

                                By:  Endicott Management Company,
                                     its investment advisor


                                     By: /s/ Robert I. Usdan
                                         ---------------------------------------
                                         Name:   Robert I. Usdan
                                         Title:  Co-President

                                ENDICOTT OFFSHORE INVESTORS, LTD.

                                By:  Endicott Management Company,
                                     its investment advisor


                                     By: /s/ Robert I. Usdan
                                         ---------------------------------------
                                         Name:   Robert I. Usdan
                                         Title:  Co-President



                        [Registration Rights Agreement]

         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement as of the date first above written.

                                ENGINEERS JOINT PENSION PLAN & TRUST

                                By:  Endicott Management Company,
                                     its investment advisor


                                     By: /s/ Robert I. Usdan
                                         ---------------------------------------
                                         Name:   Robert I. Usdan
                                         Title:  Co-President


                                INTERNATIONAL BANCSHARES CORPORATION
                                EMPLOYEES PROFIT SHARING PLAN & TRUST

                                By:  Endicott Management Company,
                                     its investment advisor


                                     By: /s/ Robert I. Usdan
                                         ---------------------------------------
                                         Name:   Robert I. Usdan
                                         Title:  Co-President


                                EHL ENDICOTT LIMITED

                                By:  Endicott Portfolio Management, LLC,
                                     its investment advisor


                                     By: /s/ Robert I. Usdan
                                         ---------------------------------------
                                         Name:   Robert I. Usdan
                                         Title:  Managing Member



                        [Registration Rights Agreement]

         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement as of the date first above written.

                                ETON PARK MASTER FUND, LIMITED

                                By:  Eton Park Capital Management, L.P.,
                                     its investment advisor


                                     By: /s/ Eric Mindich
                                         ---------------------------------------
                                         Name:  Eric Mindich
                                         Title:


                                ETON PARK FUND, L.P.

                                By:  Eton Park Capital Management, L.P.,
                                its investment advisor


                                     By: /s/ Eric Mindich
                                         ---------------------------------------
                                         Name:  Eric Mindich
                                         Title:



                        [Registration Rights Agreement]

         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement as of the date first above written.

                                OZ MASTER FUND, LTD.

                                By:  OZ Management, LLC,
                                     its investment advisor


                                     By: /s/ Dan Och
                                         ---------------------------------------
                                         Name:   Dan Och
                                         Title:  Senior Managing Member



                        [Registration Rights Agreement]

         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement as of the date first above written.

                                PERRY PARTNERS, L.P.

                                By:  Perry Capital, L.L.C.,
                                     as investment advisor


                                     By: /s/ Michael C. Neus
                                         ---------------------------------------
                                         Name:   Michael C. Neus
                                         Title:  General Counsel


                                PERRY PARTNERS, INTERNATIONAL, INC.

                                By:  Perry Capital, L.L.C.,
                                     as investment advisor


                                     By: /s/ Michael C. Neus
                                         ---------------------------------------
                                         Name:   Michael C. Neus
                                         Title:  General Counsel



                        [Registration Rights Agreement]

         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement as of the date first above written.

                                RESERVOIR CAPITAL PARTNERS, L.P.

                                By:  Reservoir Capital Group, L.L.C.,
                                     its general partner


                                     By: /s/ Craig Huff
                                         ---------------------------------------
                                         Name:   Craig Huff
                                         Title:  President

                                RESERVOIR CAPITAL INVESTMENT PARTNERS,  L.P.

                                By:  Reservoir Capital Group, L.L.C.,
                                     its general partner


                                     By: /s/ Craig Huff
                                         ---------------------------------------
                                         Name:   Craig Huff
                                         Title:  President

                                RESERVOIR CAPITAL MASTER FUND, L.P.

                                By:  Reservoir Capital Group, L.L.C.,
                                     its general partner


                                     By: /s/ Craig Huff
                                         ---------------------------------------
                                         Name:   Craig Huff
                                         Title:  President

                                RESERVOIR CAPITAL MASTER FUND II,, L.P.

                                By:  Reservoir Capital Group, L.L.C.,
                                     its general partner


                                     By: /s/ Craig Huff
                                         ---------------------------------------
                                         Name:   Craig Huff
                                         Title:  President



                        [Registration Rights Agreement]

         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement as of the date first above written.

                                ROYAL CAPITAL VALUE FUND, LP

                                By:  Royal Capital Management, LLC,
                                     its investment advisor


                                     By: /s/ Yale M. Fergang
                                         ---------------------------------------
                                         Name:   Yale M. Fergang
                                         Title:  Managing Member

                                ROYAL CAPITAL VALUE FUND (QP), LP

                                By:  Royal Capital Management, LLC,
                                     its investment advisor


                                     By: /s/ Yale M. Fergang
                                         ---------------------------------------
                                         Name:   Yale M. Fergang
                                         Title:  Managing Member

                                ROYALCAP VALUE FUND, LTD.

                                By:  Royal Capital Management, LLC,
                                     its investment advisor


                                     By: /s/ Yale M. Fergang
                                         ---------------------------------------
                                         Name:   Yale M. Fergang
                                         Title:  Managing Member

                                SENECA CAPITAL, LP

                                By:  Royal Capital Management, LLC,
                                     its investment advisor


                                     By: /s/ Yale M. Fergang
                                         ---------------------------------------
                                         Name:   Yale M. Fergang
                                         Title:  Managing Member



                        [Registration Rights Agreement]

         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement as of the date first above written.

                                SAB CAPITAL PARTNERS, L.P.

                                By:  SAB Capital Advisors, L.L.C.,
                                     its general partner


                                     By: /s/ Brian Jackelow
                                         ---------------------------------------
                                         Name:   Brian Jackelow
                                         Title:  Chief Financial Officer


                                SAB CAPITAL PARTNERS II, L.P.

                                By:  SAB Capital Advisors, L.L.C.,
                                     its general partner


                                     By: /s/ Brian Jackelow
                                         ---------------------------------------
                                         Name:   Brian Jackelow
                                         Title:  Chief Financial Officer


                                SAB OVERSEAS MASTER FUND, L.P.

                                By:  SAB Capital Advisors, L.L.C.,
                                     its general partner


                                     By: /s/ Brian Jackelow
                                         ---------------------------------------
                                         Name:   Brian Jackelow
                                         Title:  Chief Financial Officer



                        [Registration Rights Agreement]

         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement as of the date first above written.

                                SCOPIA PARTNERS LLC

                                By:  Scopia Management, Inc.,
                                     its investment manager


                                     By: /s/ Matthew Sirovich
                                         ---------------------------------------
                                         Name:   Matthew Sirovich
                                         Title:  Executive Vice President

                                SCOPIA PARTNERS QP LLC

                                By:  Scopia Management, Inc.,
                                     its investment manager


                                     By: /s/ Matthew Sirovich
                                         ---------------------------------------
                                         Name:   Matthew Sirovich
                                         Title:  Executive Vice President

                                SCOPIA PX LLC

                                By:  Scopia Management, Inc.,
                                     its investment manager


                                     By: /s/ Matthew Sirovich
                                         ---------------------------------------
                                         Name:   Matthew Sirovich
                                         Title:  Executive Vice President


                                SCOPIA LONG LLC

                                By:  Scopia Management, Inc.,
                                     its investment manager


                                     By: /s/ Matthew Sirovich
                                         ---------------------------------------
                                         Name:   Matthew Sirovich
                                         Title:  Executive Vice President



                        [Registration Rights Agreement]

         IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement as of the date first above written.

                                SCOPIA INTERNATIONAL LIMITED

                                By:  Scopia Management, Inc.,
                                     its investment manager


                                     By: /s/ Matthew Sirovich
                                         ---------------------------------------
                                         Name:   Matthew Sirovich
                                         Title:  Executive Vice President


                                SCOPIA PX INTERNATIONAL LIMITED

                                By:  Scopia Management, Inc.,
                                     its investment manager


                                     By: /s/ Matthew Sirovich
                                         ---------------------------------------
                                         Name:   Matthew Sirovich
                                         Title:  Executive Vice President


                                THE COAST FUND L.P.

                                By:  Scopia Management, Inc.,
                                     its investment manager


                                     By: /s/ Matthew Sirovich
                                         ---------------------------------------
                                         Name:   Matthew Sirovich
                                         Title:  Executive Vice President



                        [Registration Rights Agreement]

                                                                       EXHIBIT A


            FORM OF SELLING SECURITY HOLDER NOTICE AND QUESTIONNAIRE

         The undersigned beneficial holder of Series D Perpetual Preferred Shares (the "Preferred Shares"), par value $1.00 per share, of PXRE Group Ltd. ("PXRE" or the "Company") or common shares, par value $1.00 per share, of the Company issuable upon conversion of the Preferred Shares (together with the Preferred Shares, the "Registrable Securities") of the Company understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement (the "Registration Rights Agreement") dated as of October 7, 2005 between the Company and the initial purchasers named therein. The Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Registration Rights Agreement.

         Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions as described below). Beneficial owners that do not complete this Notice and Questionnaire and deliver it to the Company as provided below will not be named as selling securityholders in the prospectus and therefore will not be permitted to sell any Registrable Securities pursuant to the Shelf Registration Statement. Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Upon receipt of a completed Notice and Questionnaire from a beneficial owner following the effectiveness of the Shelf Registration Statement, the Company will, as promptly as practicable but in any event within five business days of such receipt, file such amendments to the Shelf Registration Statement or supplements to the related prospectus as are necessary to permit such holder to deliver such prospectus to purchasers of Registrable Securities.

         Certain legal consequences may arise from being named as selling securityholders in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

NOTICE

         The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under

Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

         The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.       (a)      Full Legal Name of Selling Securityholder:

         -----------------------------------------------------------------------

         (b) Full legal name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

         -----------------------------------------------------------------------

         (c) Full legal name of broker-dealer or other third party through which Registrable Securities listed in (3) below are held:

         -----------------------------------------------------------------------

         (d) Full legal name of DTC Participant (if applicable and if not the same as (b) or (c) above) through which Registrable Securities listed in (3) below are held:

         -----------------------------------------------------------------------

2.       Address for Notices to Selling Securityholder:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------
         Telephone:
                   -------------------------------------------------------------
         Fax:
             -------------------------------------------------------------------
         Contact Person
                       ---------------------------------------------------------

3.       Beneficial Ownership of Registrable Securities:

         Type and Principal Amount of Registrable Securities beneficially owned:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

         UNLESS OTHERWISE INDICATED IN THE SPACE PROVIDED BELOW, ALL REGISTRABLE SECURITIES LISTED IN RESPONSE TO THIS ITEM (3) AS LISTED ABOVE WILL BE INCLUDED IN THE SHELF REGISTRATION STATEMENT. IF THE UNDERSIGNED DOES NOT WISH ALL SUCH REGISTRABLE SECURITIES TO BE SO INCLUDED, PLEASE INDICATE BELOW THE AMOUNT OF REGISTRABLE SECURITIES TO BE INCLUDED:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

4.       Beneficial Ownership of Company securities owned by the Selling
         Securityholder:

         EXCEPT AS SET FORTH BELOW IN THIS ITEM (4), THE UNDERSIGNED IS NOT THE BENEFICIAL OR REGISTERED OWNER OF ANY SECURITIES OF THE COMPANY OTHER THAN THE REGISTRABLE SECURITIES LISTED ABOVE IN ITEM (3).

         Type and amount of other securities beneficially owned by the Selling Securityholder (include CUSIP No(s). if applicable):

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

5.       Relationship with the Company:

         EXCEPT AS SET FORTH BELOW, NEITHER THE UNDERSIGNED NOR ANY OF ITS AFFILIATES, DIRECTORS OR PRINCIPAL EQUITY HOLDERS (5% OR MORE) HAS HELD ANY POSITION OR OFFICE OR HAS HAD ANY OTHER MATERIAL RELATIONSHIP WITH THE COMPANY (OR ITS PREDECESSORS OR AFFILIATES) DURING THE PAST THREE YEARS.

         State any exceptions here:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

6.       Plan of Distribution:

         EXCEPT AS SET FORTH BELOW, THE UNDERSIGNED (INCLUDING ITS DONEES OR PLEDGEES) INTENDS TO DISTRIBUTE THE REGISTRABLE SECURITIES LISTED ABOVE IN ITEM (3) PURSUANT TO THE SHELF REGISTRATION STATEMENT ONLY AS FOLLOWS (IF AT ALL): SUCH REGISTRABLE SECURITIES MAY BE SOLD FROM TIME TO TIME DIRECTLY BY THE UNDERSIGNED OR ALTERNATIVELY THROUGH UNDERWRITERS OR BROKER-DEALERS OR AGENTS. IF THE REGISTRABLE SECURITIES ARE SOLD THROUGH UNDERWRITERS OR BROKER-DEALERS OR AGENTS, THE SELLING SECURITYHOLDER WILL BE RESPONSIBLE FOR UNDERWRITING DISCOUNTS OR COMMISSIONS OR AGENT'S COMMISSIONS. SUCH REGISTRABLE SECURITIES MAY BE SOLD IN ONE OR MORE TRANSACTIONS AT FIXED PRICES, AT PREVAILING MARKET

         PRICES AT THE TIME OF SALE, AT VARYING PRICES DETERMINED AT THE TIME OF SALE, OR AT NEGOTIATED PRICES. SUCH SALES MAY BE EFFECTED IN TRANSACTIONS (WHICH MAY INVOLVE CROSSES OR BLOCK TRANSACTIONS) (I) ON ANY NATIONAL SECURITIES EXCHANGE OR QUOTATION SERVICE ON WHICH THE REGISTRABLE SECURITIES MAY BE LISTED OR QUOTED AT THE TIME OF SALE,
         (II) IN THE OVER-THE-COUNTER MARKET, (III) IN TRANSACTIONS OTHERWISE THAN ON SUCH EXCHANGES OR SERVICES OR IN THE OVER-THE-COUNTER MARKET, OR (IV) THROUGH THE WRITING OF OPTIONS. IN CONNECTION WITH SALES OF THE REGISTRABLE SECURITIES OR OTHERWISE, THE UNDERSIGNED MAY ENTER INTO HEDGING TRANSACTIONS WITH BROKER-DEALERS, WHICH MAY IN TURN ENGAGE IN SHORT SALES OF THE REGISTRABLE SECURITIES, SHORT AND DELIVER REGISTRABLE SECURITIES TO CLOSE OUT SUCH SHORT POSITIONS, OR LOAN OR PLEDGE REGISTRABLE SECURITIES TO BROKER-DEALERS THAT IN TURN MAY SELL SUCH SECURITIES. THE SELLING SECURITYHOLDER MAY PLEDGE OR GRANT A SECURITY INTEREST IN SOME OR ALL OF THE REGISTRABLE SECURITIES OWNED BY IT AND, IF IT DEFAULTS IN THE PERFORMANCE OF ITS SECURED OBLIGATIONS, THE PLEDGEES OR SECURED PARTIES MAY OFFER AND SELL THE REGISTRABLE SECURITIES FROM TIME TO TIME PURSUANT TO THE PROSPECTUS. THE SELLING SECURITYHOLDER ALSO MAY TRANSFER AND DONATE SHARES IN OTHER CIRCUMSTANCES IN WHICH CASE THE TRANSFEREES, DONEES, PLEDGEES OR OTHER SUCCESSORS IN INTEREST WILL BE THE SELLING SECURITYHOLDER FOR PURPOSES OF THE PROSPECTUS.

         State any exceptions here:

         -----------------------------------------------------------------------

         -----------------------------------------------------------------------

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Registrable Securities without the prior agreement of the Company.

         The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations) and the provisions of the Securities Act of 1933, as amended, relating to prospectus delivery, in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

         The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons set forth therein.

         Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholders against liabilities.

         In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

         In the event any Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 above after the date on which such information is provided to the Company, the Selling Securityholder will notify the transferee(s) at the time of transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company without independent investigation or inquiry in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its authorized agent.

                                            Beneficial Owner



                                            By: _______________________________
                                                Name:
                                                Title:

Dated:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO

                                PXRE CORPORATION
                                   PXRE HOUSE
                               110 PITTS BAY ROAD
                                 PEMBROKE HM 08
                                     BERMUDA
                          FACSIMILE NO.: (441) 296-6162
                             ATTN: JEFFREY L. RADKE